Annual Report
FINANCIAL SERVICES FUND
DECEMBER 31, 2002
T. ROWE PRICE(R)

REPORT HIGHLIGHTS
FINANCIAL SERVICES FUND

o Financial stocks lost further ground in the second half of 2002 as the overall stock market declined and the timing of a sustained economic recovery was pushed into 2003.

o The fund fell but fared better than the S&P 500 Stock Index and its Lipper peer group in the 6- and 12-month periods ended December 31, 2002.

o The continued market sell-off created opportunities to add numerous attractively priced stocks to the portfolio.

o We expect a gradual economic recovery that should gain momentum as the year progresses. In a low interest rate environment, profit growth in the financial services sector should remain solid.

REPORTS ON THE WEB
     Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log on to your account at www.troweprice com for more information.

FELLOW SHAREHOLDERS
     The  much-anticipated  economic  and  corporate  profit  recovery  did  not materialize in the second half of 2002, further pushing down broad market indices. Additional revelations of corporate misconduct, bankruptcy announcements from brand name companies, and fears over a potential war with Iraq further sapped investor confidence. Concerns over research analyst conflicts were a dark cloud over the financial services sector and brokerage stocks in particular. Although the fourth quarter yielded a strong rebound in both financial services stocks and the broad market, it was too late to salvage a difficult year for the market.

PERFORMANCE COMPARISON
Periods Ended 12/31/02           6 Months   12 Months
--------------------------------------------------------------------------------
Financial Services Fund              -8.94%      -10.10%

S&P 500 Stock Index                 -10.30       -22.10

Lipper Financial Services
 Funds Index                        -11.22       -12.00

     During the second half of the year, your fund returned -8.94%, which compared favorably to -11.22% for the Lipper Financial Services Funds Index and -10.30% for the SP 500 Stock Index. The fund's outperformance extended to the 12-month period as well, comfortably outpacing both benchmarks. Sector diversification and strong stock selection aided performance. Despite the strong relative returns, it is not comforting to report losses, but we believe your fund is well positioned for the current environment, and we continue to seek attractive opportunities to improve the portfolio.

MARKET ENVIRONMENT
     The stock market continued to slide in the second half of 2002. Despite resilient U.S. consumers, the economic recovery remained sluggish, and corporate profit growth disappointed investors. Media reports of misdeeds by numerous corporate officers rightfully unnerved investors. An additional interest rate cut by the Federal Reserve in November had little effect on the economy or stock market.

     The second half of the year saw several market-moving events specific to the financial services sector and especially the brokerage industry. Congressional hearings on research analyst conflicts this summer injected further uncertainty into the marketplace. As well, J.P. Morgan Chase's third quarter announcement of a significant profit shortfall reminded investors that the credit quality outlook remained murky.

PORTFOLIO REVIEW
     Your fund's basic philosophy remained unchanged during these turbulent times--invest in a diversified group of stocks that offer the best risk/reward trade-off within the financial services sector. We remain broadly diversified among subsectors (insurance, diversified financials, banks), market capitalizations (small, mid-size, and large), and investment style (growth and value). We evaluate stocks on a bottom-up basis, with an eye to strong business models, attractive fundamentals, and reasonable valuations. Our preference is to own stocks for an extended period and minimize turnover; however, we recognize that circumstances sometimes dictate that we be opportunistic in buying or selling a specific stock.

     The fund's performance over the past six months was significantly enhanced by its insurance holdings. Property and casualty premium rates accelerated as companies instituted price increases and capital exited the industry. BERKSHIRE HATHAWAY was the fund's top contributor as the company served as a safe haven during the stock market storm. SAFECO and ST. PAUL COMPANIES benefited from restructuring initiatives implemented in 2001 and early 2002. UCBH HOLDINGS, a bank laser-focused on serving the Asian-American demographic, continued its stellar track record of double-digit earnings increases.

CHANGE IN MANAGEMENT
     On October 31, 2002, Michael W. Holton became chairman of the Financial Services Fund's Investment Advisory Committee with day-to-day responsibility for managing the portfolio and working with committee members in developing and executing the fund's investment program. Former manager Anna Dopkin assumed new responsibilities as portfolio manager of the Growth & Income Fund. Mr. Holton joined T. Rowe Price as an analyst in 1995. He began working with the Financial Services Fund team in 2000, focusing on the large-cap regional and trust banks and specialty finance stocks.

The following table was depicted as a pie chart in the printed material.

SECTOR DIVERSIFICATION
Banks     28%
Insurance 34%
Reserves  2%
Diversified Financials   36%
Based on net assets as of 12/31/02.

     Given the broad-based decline of stock market indices, it is no surprise that our disappointments represent a diverse group of companies. FRANKLIN RESOURCES, an asset manager that continues to execute its business plan successfully, could not escape the difficult market. Diversified financials with equity-market sensitivity such as HARTFORD FINANCIAL SERVICES GROUP and AMERICAN INTERNATIONAL GROUP were poor performers. Mortgage insurers Radian Group and PMI GROUP declined on concerns regarding credit quality and portfolio growth. Market-sensitive banks FLEETBOSTON FINANCIAL and J.P. MORGAN CHASE suffered as each offered disappointing profit outlooks to investors.

     Your fund took advantage of the market's decline to add numerous new names to the portfolio. COMERICA, a Michigan based bank focused on the middle market, was the fund's largest new purchase. We believe its valuation is very attractive relative to its peer group, and its earnings growth prospects should improve markedly as the Midwest economy emerges from recession. OHIO CASUALTY is a property and casualty insurance company undergoing a major restructuring and trades close to book value. ZIONS BANCORP is a Utah-based bank with an above-peer growth profile and below-peer valuation. EATON VANCE is a premier asset manager that continues to accumulate assets despite the tepid market environment.

     We eliminated some names during the past six months as their investment cases changed. We sold FRIEDMAN, BILLINGS, RAMSEY GROUp after the company's announcement that it would merge into FBR Asset Management. We were not enamored with the prospect of diluting the core investment bank franchise by combining it with a mortgage REIT. FIFTH THIRD BANCORP was eliminated after the company revealed that it was the subject of a supervisory letter from the Federal Reserve and an investigation by the SEC. BANK OF NEW YORK was sold on concerns regarding the company's credit quality outlook. This concern was borne out after our sale when the company announced two large credit charges in consecutive quarters.

OUTLOOK
     We are confident that the emerging economic recovery will gain strength in 2003. Interest rates are low, consumer spending is healthy, and corporate investment spending should improve. Corporate governance practices are being scrutinized by shareholders, employees, and executives themselves. Forward-thinking management teams are proactively adopting more stringent governance policies, which should help rebuild investor confidence. Many have also been diligently cutting costs, cleaning up balance sheets, and positioning their firms for the inevitable rebound in the economy.

     The low interest rate environment provides a favorable backdrop for the financial services sector. While the stock market remains volatile, brokerage firms have preserved profitability by instituting strong cost-control measures. Banks should benefit from a positive turn in corporate credit quality. Property and casualty insurance companies continue to experience an improved pricing environment, and many life insurance companies have strengthened their capital bases and are refocused on driving revenue growth. Asset managers have tightened their expenses and will show accelerated earnings growth as fund inflows resume.

     We remain committed to creating value for shareholders by investing in a diverse group of companies within the financial services sector. Thank you for your continued support.

Respectfully submitted,

/s/

Michael W. Holton
Chairman of the fund's Investment Advisory Committee

January 20, 2003

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE FINANCIAL SERVICES FUND
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PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS                                          Percent of
                                                                      Net Assets
                                                                        12/31/02
--------------------------------------------------------------------------------
Citigroup                                                                   4.7%
Wachovia                                                                    4.2
Franklin Resources                                                          3.9
U.S. Bancorp                                                                3.8
Bank of America                                                             3.6
.................................................................................
American International Group                                                3.4
J.P. Morgan Chase                                                           3.3
SAFECO                                                                      3.3
Marsh & McLennan                                                            3.2
XL Capital                                                                  3.1
.................................................................................
Goldman Sachs Group                                                         3.1
FleetBoston Financial                                                       2.9
Merrill Lynch                                                               2.8
St. Paul Companies                                                          2.7
KeyCorp                                                                     2.7
.................................................................................
Mellon Financial                                                            2.6
Freddie Mac                                                                 2.6
Hartford Financial Services Group                                           2.5
Principal Financial Group                                                   2.3
Waddell & Reed Financial                                                    2.2
.................................................................................
Comerica                                                                    2.2
Allstate                                                                    2.2
Huntington Bancshares                                                       2.0
Berkshire Hathaway                                                          2.0
Prudential                                                                  1.7
.................................................................................
Total                                                                      73.0%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE


6 Months Ended 12/31/02

TEN BEST CONTRIBUTORS                    TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------
Berkshire Hathaway               7(cent) Franklin Resources            -16(cent)
SAFECO                                 6 Radian Group                         14
Montpelier RE ***                      3 FleetBoston Financial                13
St. Paul Companies                     3 American International Group         11
UCBH Holdings                          1 Hartford Financial Services Group    11
Comerica *                             1 Mercury General                       9
SLM Corporation                        1 Friedman, Billings, Ramsey Group **   8
Bank of America                        1 PMI Group                             7
Legg Mason                             0 Certegy **                            7
ACE Limited ***                        0 J.P. Morgan Chase                     6
.................................................................................
Total                         23(cent)   Total                        -102(cent)

12 Months Ended 12/31/02

TEN BEST CONTRIBUTORS                    TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------
Wachovia                        11(cent) Citigroup                     -28(cent)
Principal Financial Group              7 American International Group         23
UCBH Holdings                          5 FleetBoston Financial                19
SAFECO                                 5 Goldman Sachs Group                  16
Bank of America                        5 Hartford Financial Services Group    12
Friedman, Billings, Ramsey Group ***   4 Mellon Financial                     12
Montpelier RE ***                      3 Merrill Lynch                        10
Progressive Corporation                3 Fannie Mae                            9
St. Paul Companies *                   2 Jack Henry & Associates **            8
Allstate                               2 Freddie Mac                           8
................................................................................
Total                           47(cent) Total                        -145(cent)

  * Position added
 ** Position eliminated
*** Position added and eliminated

T. ROWE PRICE FINANCIAL SERVICES FUND
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PERFORMANCE COMPARISON
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index.Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

The following table was depicted as a graph in the printed material.

                S&P 500         Financial
             Stock Index      Services Fund
9/30/1996       10000             10000
12/31/1996      10833.2           11339.8
12/31/1997      14447.6           16038.6
12/31/1998      18576.5           17890.5
12/31/1999      22485.2           18195.5
12/31/2000      20437.4           24883.6
12/31/2001      18008             24105
12/31/2002      14028.3           21670.1


AVERAGE ANNUAL COMPOUND TOTAL RETURN
     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                                Since  Inception
  Periods Ended 12/31/02         1 Year  3 Years   5 Years  Inception       Date
--------------------------------------------------------------------------------
  Financial Services Fund       -10.10%    6.00%     6.20%     13.17%    9/30/96

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period


                                    Year
                                   Ended
                                12/31/02  12/31/01  12/31/00  12/31/99  12/31/98

NET ASSET VALUE
Beginning of period              $18.84   $ 21.38   $ 16.12   $ 16.82   $ 15.56

Investment activities
  Net investment income (loss)     0.15      0.15      0.10      0.10      0.16
  Net realized and
  unrealized gain (loss)          (2.05)    (0.86)     5.80      0.15      1.60

  Total from
  investment activities           (1.90)    (0.71)     5.90      0.25      1.76

Distributions
  Net investment income           (0.13)    (0.15)    (0.09)    (0.10)    (0.16)
  Net realized gain               (0.06)    (1.68)    (0.55)    (0.85)    (0.34)

  Total distributions             (0.19)    (1.83)    (0.64)    (0.95)    (0.50)

NET ASSET VALUE
END OF PERIOD                    $16.75   $ 18.84   $ 21.38   $ 16.12   $ 16.82

RATIOS/SUPPLEMENTAL DATA

TOTAL RETURN^                   (10.10)%   (3.13)%    36.76%     1.70%    11.55%
Ratio of total expenses to
average net assets                 1.00%     0.97%     1.00%     1.14%     1.19%

Ratio of net investment
income (loss) to average
net assets                         0.80%     0.69%     0.69%     0.50%     0.94%

Portfolio turnover rate           49.7%     54.8%     32.5%     37.1%     46.8%

Net assets, end of period
(in thousands)                  $264,542  $308,635  $337,041  $159,031  $224,277


^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

     The  accompanying notes are an integral part of these financial statements.

T. ROWE PRICE FINANCIAL SERVICES FUND
-------------------------------------------------------------------------------
                                                               December 31, 2002

STATEMENT OF NET ASSET                                   Shares            Value
                                                                    In thousands

COMMON STOCKS  97.9%

FINANCIALS  97.9%
BANKS  28.2%
Bank of America                                         135,100        $   9,399
Boston Private Financial                                147,000            2,919
Comerica                                                134,000            5,794
Cullen/Frost Bankers                                     50,000            1,635
FleetBoston Financial                                   320,000            7,776
Huntington Bancshares                                   288,500            5,398
KeyCorp                                                 281,000            7,064
Mellon Financial                                        260,500            6,802
Northern Trust                                           53,000            1,858
U.S. Bancorp                                            469,000            9,952
UCBH Holdings                                            41,000            1,741
Wachovia                                                308,400           11,238
Zions Bancorp                                            75,000            2,951
                                                                          74,527

DIVERSIFIED FINANCIALS  36.0%
American Express                                         38,000            1,343
Charles Schwab                                          240,000            2,604
Citigroup                                               355,700           12,517
Eaton Vance                                              92,000            2,599
Fannie Mae                                               49,800            3,204
Franklin Resources                                      303,000           10,326
Freddie Mac                                             115,000            6,791
Goldman Sachs Group                                     118,700            8,084
Investor's Financial Services                            99,400            2,723
J.P. Morgan Chase                                       365,000            8,760
Legg Mason                                               82,000            3,980
Merrill Lynch                                           194,000            7,362
Morgan Stanley                                          111,500            4,451
Neuberger Berman                                        104,000            3,483
Principal Financial Group                               198,000            5,966
SLM Corporation                                          25,100            2,607
State Street                                             64,000            2,496
Waddell & Reed Financial, Class A                       299,208            5,885
                                                                          95,181

T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

                                                         Shares            Value
                                                                    In thousands
Insurance  33.7%
Allstate                                                155,000        $   5,733
AMBAC                                                    65,200            3,667
American International Group                            153,300            8,868
Berkshire Hathaway, Class A *                                74            5,384
Hartford Financial Services Group                       144,000            6,542
John Hancock Financial Services                          92,500            2,581
Marsh & McLennan                                        180,400            8,336
Mercury General                                          67,000            2,518
Ohio Casualty *                                         255,000            3,302
PMI Group                                                83,000            2,493
Progressive Corporation                                  49,000            2,432
Prudential                                              142,400            4,520
Radian Group                                             76,000            2,823
SAFECO                                                  249,000            8,633
St. Paul Companies                                      208,000            7,082
Travelers Property Casualty, Class A *                  264,633            3,877
UnumProvident                                            49,000              860
Willis Group Holdings *                                  53,000            1,520
XL Capital, Class A                                     105,000            8,111
                                                                          89,282
Total Financials                                                         258,990
Total Common Stocks (Cost  $258,508)                                     258,990

SHORT-TERM INVESTMENTS  2.0%

MONEY MARKET FUNDS  2.0%
T. Rowe Price Reserve Investment Fund, 1.53% #        5,410,159            5,410
Total Short-Term Investments (Cost  $5,410)                                5,410

T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

                                                                           Value
                                                                    In thousands

TOTAL INVESTMENTS IN SECURITIES
99.9% of Net Assets (Cost $263,918)                                    $ 264,400

Other Assets Less Liabilities                                                142

NET ASSETS                                                             $ 264,542
NET ASSETS CONSIST OF:
Undistributed net investment income (loss)                             $     322
Undistributed net realized gain (loss)                                     2,516
Net unrealized gain (loss)                                                   482

Paid-in-capital applicable to 15,796,771 shares of $0.0001
par value capital stock outstanding; 1,000,000,000 shares
authorized                                                               261,222

NET ASSETS                                                             $ 264,542

NET ASSET VALUE PER SHARE                                              $   16.75

#  Seven-day yield
*  Non-income producing

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
In thousands

                                                                            Year
                                                                           Ended
                                                                        12/31/02
INVESTMENT INCOME (LOSS)

Income
  Dividend                                                             $   4,965
  Interest                                                                   307
  Total income                                                             5,272

Expenses
  Investment management                                                    1,973
  Shareholder servicing                                                      723
  Custody and accounting                                                      98
  Prospectus and shareholder reports                                          65
  Registration                                                                26
  Proxy and annual meeting                                                    17
  Legal and audit                                                             15
  Directors                                                                    7
  Miscellaneous                                                                4
  Total expenses                                                           2,928
  Expenses paid indirectly                                                  (19)
  Net expenses                                                             2,909
Net investment income (loss)                                               2,363

REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain (loss) on securities                                   4,749
  Change in net unrealized gain (loss) on securities                    (40,667)
Net realized and unrealized gain (loss)                                 (35,918)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                 $(33,555)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
In thousands
                                                           Year
                                                          Ended
                                                       12/31/02         12/31/01
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income (loss)                        $   2,363        $   2,198
  Net realized gain (loss)                                4,749           18,283
  Change in net unrealized gain (loss)                 (40,667)         (33,760)
  Increase (decrease) in net assets from operations    (33,555)         (13,279)

Distributions to shareholders
  Net investment income                                 (2,052)          (2,240)
  Net realized gain                                       (945)         (25,094)
  Decrease in net assets from distributions             (2,997)         (27,334)

Capital share transactions *
  Shares sold                                            86,767          137,538
  Distributions reinvested                                2,838           26,084
  Shares redeemed                                      (97,146)        (151,415)
  Increase (decrease) in net assets from capital
  share transactions                                    (7,541)           12,207

NET ASSETS

Increase (decrease) during period                      (44,093)         (28,406)
Beginning of period                                     308,635          337,041

End of period                                         $ 264,542        $ 308,635

*Share information
    Shares sold                                           4,771            6,785
    Distributions reinvested                                167            1,415
    Shares redeemed                                     (5,526)          (7,583)
    Increase (decrease) in shares outstanding             (588)              617

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
                                                               December 31, 2002
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
     T. Rowe Price Financial Services Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 the 1940 Act) as a diversified, open-end management investment company and commenced operations on September 30, 1996. The fund seeks long-term growth of capital and a modest level of income.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     VALUATION Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     CURRENCY TRANSLATION Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

     PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for financial reporting purposes.

     EXPENSES PAID INDIRECTLY Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $19,000 and $0, respectively, for the year ended December 31, 2002.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.


NOTE 2 - INVESTMENT TRANSACTIONS
     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
     securities, aggregated $155,754,000 and $138,931,000, respectively, for the year ended December 31, 2002.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

     Distributions during the year ended December 31, 2002 were characterized as follows for tax purposes:

T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
     Ordinary income                                               $   2,210,000

     Long-term capital gain                                              787,000

     Total distributions                                           $   2,997,000

     At December 31, 2002, the tax-basis components of net assets were as follows:

     Unrealized appreciation                                       $  21,851,000

     Unrealized depreciation                                        (21,369,000)

     Net unrealized appreciation (depreciation)                          482,000

     Undistributed ordinary income                                       646,000

     Undistributed long-term capital gain                              2,192,000

     Paid-in capital                                                 261,222,000

     Net assets                                                    $ 264,542,000


     For the year ended December 31, 2002, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

     Undistributed net realized gain                               $ (1,194,000)

     Paid-in capital                                                   1,194,000

     At December 31, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $263,918,000.

T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35 % of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At December 31, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $155,000.

     In  addition,  the fund has  entered  into  service  agreements  with Price
     Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $550,000 for the year ended December 31, 2002, of which $57,000 was payable at period-end.


     Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund's Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2002, the fund was charged $40,000 for shareholder servicing costs related to the college savings plans, of which $32,000 was for services provided by Price and $5,000 was payable at period- end. At December 31, 2002, approximately 1.7% of theoutstanding shares of the fund were held by college savings plans.

T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

     The fund may invest in the T. Rowe Price Reserve Investment und and T. Rowe Price Government Reserve Investment Fund collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2002, totaled $307,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
OF T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Financial Services Fund, Inc. (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by cor-respondence with the custodian, provide a reasonable basis for our opinion.


     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     January 21, 2003

T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

TAX INFORMATION  (UNAUDITED)  FOR THE TAX YEAR ENDED 12/31/02

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

     o    $466,000 from short-term capital gains,

     o $1,673,000 from long-term capital gains, subject to the 20% rate gains category.

     For corporate shareholders, $3,082,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------
ABOUT THE FUND'S DIRECTORS AND OFFICERS

     Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

INDEPENDENT DIRECTORS

NAME                     PRINCIPAL OCCUPATION(S) DURING
(DATE OF BIRTH)          PAST 5 YEARS AND DIRECTORSHIPS
YEAR ELECTED*            OF OTHER PUBLIC COMPANIES

Anthony W. Deering       Director, Chairman of the Board, President, and
(1/28/45)                Chief Executive Officer, The Rouse Company, real estate
2001                     developers

Donald W. Dick, Jr.      Principal, EuroCapital Advisors, LLC, an acquisition
(1/27/43)                and management advisory firm
1996

David K. Fagin           Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                 Golden Star Resources Ltd., and Canyon Resources Corp.
1996                     (5/00 to present); Chairman and President, Nye Corp.

F. Pierce Linaweaver     President, F. Pierce Linaweaver & Associates, Inc.,
(8/22/34)                consulting environmental and civil engineers
2001

Hanne M. Merriman        Retail Business Consultant; Director, Ann Taylor Stores
(11/16/41)               Corp., Ameren Corp., Finlay Enterprises, Inc.,
1996                     The Rouse Company, and US Airways Group, Inc.

John G. Schreiber        Owner/President, Centaur Capital Partners, Inc., a
(10/21/46)               real estate investment company; Senior Advisor and
2001                     Partner, Blackstone Real Estate Advisors, L.P.;
                         Director, AMLI Residential Properties Trust, Host
                         Marriott Corp., and The Rouse Company

Hubert D. Vos            Owner/President, Stonington Capital Corp., a private
(8/2/33)                 investment company
1996


Paul M. Wythes           Founding  Partner,   Sutter  Hill  Ventures,  a
(6/23/33)                venture capital  limited partnership,   providing
1996                     equity capital  to  young  high-technology  companies
                         throughout the United States; Director, Teltone Corp.

* Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.

T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

INSIDE DIRECTORS

NAME
(DATE OF BIRTH)
YEAR ELECTED*
[NUMBER OF T. ROWE
PRICE  PORTFOLIOS        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
OVERSEEN]                DIRECTORSHIPS OF OTHER PUBLIC COMPANIES

James A.C. Kennedy       Director and Vice President, T. Rowe Price and
(8/15/53)                T. Rowe Price Group, Inc.
1997
[37]

James S. Riepe           Director and Vice President, T. Rowe Price; Vice
(6/25/43)                Chairman of the Board, Director, and Vice President,
1996                     T. Rowe Price Group, Inc.; Chairman of the Board and
[105]                    Director, T. Rowe Price Global Asset Management
                         Limited, T. Rowe Price Investment Services, Inc.,
                         T. Rowe Price Retirement Plan Services, Inc., and
                         T. Rowe Price Services, Inc.; Chairman  of the Board,
                         Director, President, and Trust Officer, T. Rowe Price
                         Trust Company; Director, T. Rowe Price International,
                         Inc., and T. Rowe Price Global Investment Services
                         Limited; Chairman of the Board, Financial Services
                         Fund

M. David Testa           Chief Investment Officer, Director, and Vice President,
(4/22/44)                T. Rowe Price; Vice Chairman of the Board, Chief
1996                     Investment Officer, Director, and Vice President,
[105]                    T. Rowe Price Group, Inc.; Director, T. Rowe Price
                         Global Asset Management Limited, T. Rowe Price Global
                         Investment Services Limited, and T. Rowe Price
                         International, Inc.; Director and Vice President,
                         T. Rowe Price Trust Company

* Each inside director serves until the election of a successor.

OFFICERS

NAME (DATE OF BIRTH)
TITLE AND FUND(S)
SERVED                             PRINCIPAL OCCUPATION(S)

Jeffrey A. Arricale (4/11/71)      Employee, T. Rowe Price; formerly Manager,
Vice President,                    Assurance, KPMG LLP (to 1999); Student,
Financial Services Fund            The Wharton School, University of\
                                   Pennsylvania (to 2001)

Joseph A. Carrier (12/30/60)       Vice President, T. Rowe Price,
Treasurer,                         T. Rowe Price Group, Inc., and
Financial Services Fund            T. Rowe Price Investment Services, Inc.

Anna M. Dopkin (9/5/67)            Vice President, T. Rowe Price and
President,                          T. Rowe Price Group, Inc.
Financial Services Fund

#
T. ROWE PRICE FINANCIAL SERVICES FUND
--------------------------------------------------------------------------------

OFFICERS (CONTINUED)

NAME (DATE OF BIRTH)
TITLE AND FUND(S)
SERVED                             PRINCIPAL OCCUPATION(S)

Michael W. Holton (9/25/68)        Vice President, T. Rowe Price and
Executive Vice President           T. Rowe Price Group, Inc.
Financial Services Fund

Henry H. Hopkins (12/23/42)        Director and Vice President,
Vice President,                    T. Rowe Price Group, Inc., T. Rowe Price
Financial Services Fund            Investment Services, Inc., T. Rowe Price
                                   Services, Inc., and T. Rowe Price Trust
                                   Company; Vice President, T. Rowe Price,
                                   T. Rowe Price International, Inc., and
                                   T. Rowe Price Retirement Plan Services, Inc.

J. Jeffrey Lang (1/10/62)          Vice President, T. Rowe Price and
Vice President,                    T. Rowe Price Trust Company
Financial Services Fund

Patricia B. Lippert (1/12/53)      Assistant Vice President, T. Rowe Price
Secretary,                         and T. Rowe Price Investment Services, Inc.
Financial Services Fund

David S. Middleton (1/18/56)       Vice President, T. Rowe Price,
Controller,                        T. Rowe Price Group, Inc., and
Financial Services Fund            T. Rowe Price Trust Company

Joseph M. Milano (9/14/72)         Vice President, T. Rowe Price and
Vice President,                    T. Rowe Price Group, Inc.
Financial Services Fund

Philip A. Nestico (8/3/76)         Employee, T. Rowe Price; formerly Student,
Vice President,                    Bucknell University (to 1998)
Financial Services Fund

Larry J. Puglia (8/25/60)          Vice President, T. Rowe Price and
Vice President,                    T. Rowe Price Group, Inc.
Financial Services Fund

Robert W. Sharps (6/10/71)         Vice President, T. Rowe Price and
Vice President,                    T. Rowe Price Group, Inc.
Financial Services Fund

William J. Stromberg (3/10/60)     Vice President, T. Rowe Price and
Vice President,                    T. Rowe Price Group, Inc.
Financial Services Fund

J. David Wagner (2/25/74)          Vice President, T. Rowe Price; formerly
Vice President,                    Associate Analyst, National Economic
Financial Services Fund            Research Associates (to 1996); Student,
                                   Darden Graduate School of Business
                                   Administration, University of Virginia
                                   to 2000)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. ROWE PRICE INVESTMENT SERVICES AND INFORMATION
.................................................................................
INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

     BY PHONE 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

     IN PERSON.  Available  in T. Rowe Price  Investor  Centers.  Please  call a
     service   representative   at   1-800-225-5132   or   visit   the   Web  at
     www.troweprice.com/investorcenter to locate a center near you.

ACCOUNT SERVICES

     AUTOMATED  24-HOUR  SERVICES  INCLUDING  TELE*ACCESS(R)  and Account Access
     through   the  T.   Rowe   Price  Web  site  on  the   Internet.   Address:
     www.troweprice.com.

     AUTOMATIC INVESTING. From your bank account or paycheck.

     AUTOMATIC WITHDRAWAL. Scheduled, automatic redemptions.

     IRA REBALANCING. Ensuring that your accounts reflect your desired asset allocation.

BROKERAGE SERVICES *

     INDIVIDUAL INVESTMENTS. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

INVESTMENTINFORMATION

     CONSOLIDATED STATEMENT. Overview of all of your accounts.

     SHAREHOLDER REPORTS. Manager reviews of their strategies and results.

     T. ROWE PRICE REPORT. Quarterly investment newsletter.

     PERFORMANCE UPDATE. Quarterly review of all T. Rowe Price fund results.

     INSIGHTS. Educational reports on investment strategies and markets.

     INVESTMENT GUIDES. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC. #

T. Rowe Price Planning Tools and Services
.................................................................................

T. ROWE PRICE RETIREMENT SERVICES

     T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

   PLANNING TOOLS AND SERVICES

          T. ROWE PRICE(R)RETIREMENT INCOME MANAGER* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

          RETIREMENT INCOME CALCULATOR. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

          ROLLOVER   INVESTMENT   SERVICE*  offers  asset  allocation  and  fund
          selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

          IRA REBALANCING SERVICE. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

          QUALITY INFORMATION. Thousands of investors have made their personal choices with the help of our Retirement ReadinessGuide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.

          INVESTMENT VEHICLES INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) NO-LOAD VARIABLE ANNUITIES SMALL BUSINESS RETIREMENT PLANS

          *Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.

T. ROWE PRICE WEB SERVICES
.................................................................................

   www.troweprice.com

          ACCOUNT INFORMATION

          ACCOUNT ACCESS allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

          ACCOUNTMINDER is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.

          FINANCIAL TOOLS AND CALCULATORS

          COLLEGE INVESTMENT CALCULATOR. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

          MORNINGSTAR(R)PORTFOLIO TRACKERSM. See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

          INVESTMENT STRATEGY PLANNER. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

          RETIREMENT INCOME CALCULATOR. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

          INVESTMENT TRACKING AND INFORMATION

          MY TRP E-UPDATES. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

          MORNINGSTAR(R)PORTFOLIO WATCHLISTSM. Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

          MORNINGSTAR(R)PORTFOLIO X-RAYSM. This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.

T. ROWE PRICE COLLEGE PLANNING
.................................................................................

   COLLEGEPLANNING

          With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

          T. ROWE PRICE COLLEGE SAVINGS PLAN. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

          We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

          EDUCATION SAVINGS ACCOUNTS (FORMERLY EDUCATION IRAS). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

          COLLEGE INVESTMENT CALCULATOR. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

          COLLEGE PLANNING BASICS. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.

T. ROWE PRICE ADVISORY SERVICES
.................................................................................

   ADVISORY SERVICES

          If you are looking for professional investment advisory services with a personal touch, T. Rowe Price offers tools to help you make informed investing decisions and take control of your financial future.

          THE T. ROWE PRICE(R)RETIREMENT INCOME MANAGER* helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

          ROLLOVER INVESTMENT SERVICE* offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

          T. ROWE PRICE INVESTMENT CHECKUP(R)offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

          RETIREMENT INCOME CALCULATOR. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

          MORNINGSTAR(R)CLEAR FUTURESM GUIDANCE. This unique retirement planning tool can help you determine an investment strategy for your retire-ment assets. After you input information about your current financial situation, Clear Future calculates several retirement income ranges you could achieve.

          *Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.

 T. ROWE PRICE BROKERAGE SERVICES
.................................................................................

   BROKERAGE SERVICES

   T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

          T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer commission savings over full-service brokerages on a number of transactions.

          BROKERAGE ADVANTAGE. This premium relationship account is designed for investors with higher balances who seek to manage all of their investments through a single account. Brokerage Advantage clients also enjoy unlimited checking and VISA Gold ATM & Check Cards.

          MUTUAL FUND GATEWAY. This service lets you invest in more than 100 prominent no-load fund families using a single account.

          MARGIN AND OPTIONS TRADING for qualified investors.

          ONLINE ACCOUNT ACCESS. This service lets you access your Brokerage account, place stock, option, and mutual fund orders, create personal watch lists, and get real-time quotes over the Internet. Customers can enjoy low flat-rate commissions of $19.95 on stock trades.*

          TELE-TRADER. This automated, 24-hour trading service allows you to enter stock and option orders, access real-time quotes, and hear a report of your account balances. You can also create a quote list for your selected securities.

          ONLINE RESEARCH AND NEWS.** Company news, stock information, and interactive charting available 24 hours a day, provided by Thomson Financial Services.

     * $19.95 per trade for up to 1,000 shares, plus $0.02 per share thereafter.

     ** The information provided through these services is prepared by independent investment research companies that are not affiliated with
          T. Rowe Price. While the information provided is deemed reliable, neither T. Rowe Price Brokerage nor the information providers guarantee the accuracy or com pleteness of the information or make any warranties with regard to the results obtained from its use.

T. ROWE PRICE MUTUAL FUNDS
.................................................................................
STOCK FUNDS                   BLENDED ASSET FUNDS      MONEYMARKET FUNDS++
DOMESTIC                        (CONTINUED)            TAXABLE
Blue Chip Growth*             Retirement 2020          Prime Reserve
Capital Appreciation          Retirement 2030          Summit Cash Reserves
Capital Opportunity           Retirement 2040          U.S. Treasury Money
Developing Technologies       Retirement Income        TAX-FREE
Diversified Small-Cap         Tax-Efficient Balanced   California Tax-Free Money
   Growth                                              Maryland Tax-Free Money
Dividend Growth               BOND FUNDS               New York Tax-Free Money
Equity Income*                DOMESTIC TAXABLE         Summit Municipal Money
Equity Index 500              Corporate Income            Market
Extended Equity Market        GNMA                     Tax-Exempt Money
   Index                      High Yield*
Financial Services            Inflation Protected Bond INTERNATIONAL/
Growth & Income               New Income*              GLOBAL FUNDS
Growth Stock*                 Short-Term Bond          STOCK
Health Sciences               Spectrum Income          Emerging Europe &
Media & Telecommunications    Summit GNMA                Mediterranean
Mid-Cap Growth*               U.S. Bond Index          Emerging Markets Stock
Mid-Cap Value*                U.S. Treasury            European Stock
New America Growth              Intermediate           Global Stock
New Era                       U.S. Treasury Long-Term  Global Technology
New Horizons                                           International Discovery+
Real Estate                   DOMESTIC TAX-FREE        International Equity
Science & Technology*         California Tax-Free Bond   Index
Small-Cap Stock*              Florida Intermediate     International Growth &
Small-Cap Value*+               Tax-Free                 Income*
Spectrum Growth               Georgia Tax-Free Bond    International Stock*
Tax-Efficient Growth          Maryland Short-Term      Japan
Tax-Efficient Multi-Cap         Tax-Free Bond          Latin America
   Growth                     Maryland Tax-Free Bond   New Asia
Total Equity Market Index     New Jersey Tax-Free Bond Spectrum International
Value*                        New York Tax-Free Bond
                              Summit Municipal Income  BOND
BLENDED ASSET FUNDS           Summit Municipal         Emerging Markets Bond
Balanced                        Intermediate           International Bond*
Personal Strategy Balanced    Tax-Free High Yield
Personal Strategy Growth      Tax-Free Income*
Personal Strategy Income      Tax-Free Intermediate
Retirement 2010                 Bond
                              Tax-Free Short-
                                Intermediate
                              Virginia Tax-Free Bond


For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. ROWE PRICE ADVISOR CLASS AVAILABLE FOR THESE FUNDS. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

+    Closed to new investors.

++ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please  call  for  a  prospectus,   which  contains  complete  information,
     including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Investment Services,Inc.,
100 East Pratt Street, Baltimore, MD 21202
29241                                                          F117-050 12/31/02